UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2025

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	001-42270	93-2749244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

852 Winter Street, Suite 250

Waltham, MA 02451

(Address of Principal Executive Offices, including Zip Code)

(857) 271-2954

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Inducement Plan

On December 10, 2025, the Board approved the Zenas BioPharma, Inc. 2026 Inducement Plan (the “2026 Inducement Plan”), the form of Non-Statutory Stock Option Agreement under the 2026 Inducement Plan (the “Form Inducement Option Agreement”), the form of Global Non-Statutory Stock Option Agreement under the 2026 Inducement Plan (the “Form Global Inducement Option Agreement”), the form of Restricted Stock Unit Agreement under the 2026 Inducement Plan (the “Form Inducement RSU Agreement”), and the form of Global Restricted Stock Unit Agreement under the 2026 Inducement Plan (the “Form Global Inducement RSU Agreement”). Pursuant to the terms of the 2026 Inducement Plan, the Company may grant non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock and other stock-based awards with respect to up to a total of 1,000,000 shares of Common Stock of the Company, as an inducement to individuals being hired, or rehired following a bona fide period of interruption of employment, as an employee of the Company or any of its subsidiaries. In accordance with Nasdaq Listing Rule 5635(c)(4), the Company did not seek stockholder approval of the 2026 Inducement Plan. The Form Inducement Option Agreement, the Form Global Inducement Option Agreement, the Form Inducement RSU Agreement and the Form Global Inducement RSU Agreement will be used to evidence awards of stock options or restricted stock units, as applicable, that are granted under the 2026 Inducement Plan.

The foregoing is a brief description of the material terms of the 2026 Inducement Plan, the Form Inducement Option Agreement, the Form Global Inducement Option Agreement, the Form Inducement RSU Agreement and the Form Global Inducement RSU Agreement, and is qualified in its entirety by reference to the full text of the 2026 Inducement Plan, the Form Inducement Option Agreement, the Form Global Inducement Option Agreement,  the Form Inducement RSU Agreement and the Form Global Inducement RSU Agreement filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Zenas BioPharma, Inc. 2026 Inducement Plan.

10.2	Form of Non-Statutory Stock Option Agreement under the Zenas BioPharma, Inc. 2026 Inducement Plan.

10.3	Form of Restricted Stock Unit Agreement under the Zenas BioPharma, Inc. 2026 Inducement Plan.

10.4	Form of Global Non-Statutory Stock Option Agreement under the Zenas BioPharma, Inc. 2026 Inducement Plan.

10.5	Form of Global Restricted Stock Unit Agreement under the Zenas BioPharma, Inc. 2026 Inducement Plan.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, Inc.

Date: December 15, 2025	By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Business Officer and Chief Financial Officer